Global Atlantic Portfolios

Global Atlantic BlackRock Allocation Portfolio

Global Atlantic BlackRock Disciplined Core Portfolio

Global Atlantic BlackRock Disciplined Growth Portfolio

Global Atlantic BlackRock Disciplined International Core Portfolio

Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio

Global Atlantic BlackRock Disciplined Small Cap Portfolio

Global Atlantic BlackRock Disciplined U.S. Core Portfolio

Global Atlantic BlackRock Disciplined Value Portfolio

Global Atlantic BlackRock High Yield Portfolio

Global Atlantic Goldman Sachs Core Fixed Income Portfolio

Global Atlantic Goldman Sachs Global Equity Insights Portfolio

Global Atlantic Goldman Sachs Large Cap Growth Insights Portfolio

Global Atlantic Goldman Sachs Mid Cap Value Insights Portfolio

(each a “Portfolio”)

(each a series of Forethought Variable Insurance Trust)

Class I, II and III Shares

Supplement dated February 2, 2021

to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) dated April 30, 2020, as supplemented to date

On February 1, 2021, Global Atlantic Financial Group Limited was acquired by KKR & Co. Inc.

Accordingly, effective immediately, the third paragraph of the “INVESTMENT ADVISER” section of the Prospectus under the heading “MANAGEMENT” is replaced with the following:

The Adviser registered with the SEC as an investment adviser in 2013.

Also, effective immediately, the information relating to Global Atlantic Financial Group Limited in the “POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS” section of the SAI is replaced with the following:

Global Atlantic Financial Group Limited.  Global Atlantic Financial Group Limited, a parent company of the Adviser, and/or its affiliates may request due diligence information from time to time on various aspects of each Portfolio’s holdings, to gauge and manage risk and asset class exposure and for other due diligence purposes.

Also, effective immediately, the following information is added to the “POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS” section of the SAI:

KKR & Co. Inc. KKR & Co. Inc., a parent company of the Adviser, and/or its affiliates may request information from time to time on various aspects of each Portfolio’s holdings for compliance and/or regulatory purposes.

Also, effective immediately, the first paragraph of the “INVESTMENT ADVISER AND SUB-ADVISERS” section of the SAI is replaced with the following:

The Adviser of the Portfolios is Global Atlantic Investment Advisors, LLC (the “Adviser”), located at 10 West Market Street, Suite 2300, Indianapolis, Indiana 46204. Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Portfolios (the “Advisory Agreement”), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Portfolios, manages the operations of the Portfolios. Global Atlantic (Fin) Company (“GAFC”), a Delaware corporation, owns 100% of the Adviser. GAFC is a direct, wholly owned subsidiary of Global Atlantic Financial Limited, which in turn is a wholly owned subsidiary of Global Atlantic Financial Group Limited (“GAFGL”).  GAFGL is a direct wholly owned subsidiary of The Global Atlantic Financial Group LLC which is majority-owned by KKR Magnolia Holdings LLC, which is controlled by KKR & Co. Inc.

This Supplement and the Summary Prospectuses, Prospectus, and SAI provide information that you should know before investing in a Portfolio. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-355-1820.

Please retain this Supplement for future reference.

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